American Funds Insurance Series® Global Bond Fund Summary Prospectus Supplement January 1, 2019 (for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Andrew A. Cormack	Less than 1 year	Portfolio Manager – Capital Fixed Income Investors
David A. Daigle	3 years	Partner – Capital Fixed Income Investors
Thomas H. Høgh	12 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	5 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-061-0119O CGD/8024-S69979